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                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of Buckeye Cellulose Corporation on Form S-3 of our report on Alpha Cellulose Holdings, Inc. dated February 29, 1996, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          DELOITTE & TOUCHE LLP

June 3, 1996
Raleigh, North Carolina